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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2001(July 27, 2001)
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                            Verso Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

       Minnesota                       0-22190                  41-1484525
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    (State or other            (Commission File Number)       (IRS Employer
    jurisdiction of                                           Identification
    incorporation)                                                Number)

400 Galleria Parkway, Suite 300, Atlanta, Georgia                 30326
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (678) 589-3500
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Item 2. Acquisition or Disposition of Assets

         On July 27, 2001, Verso Technologies, Inc., a Minnesota corporation (the "Company"), purchased from WA Telcom Products Co., Inc., a Delaware corporation ("WA Telcom"), all of the outstanding capital stock (the "NACT Stock Purchase") of NACT Telecommunications, Inc., a Delaware corporation ("NACT"), for an aggregate purchase price of approximately $19,500,000, subject to adjustment (the "Purchase Price"), pursuant to that certain Stock Purchase Agreement dated June 4, 2001, between the Company and WA Telcom (the "NACT Purchase Agreement"). NACT is a provider of advanced telecommunications switching platforms with integrated applications software and network telecommunications capabilities.

         The Purchase Price is payable in two installments. On July 27, 2001, the Company paid the first installment of the Purchase Price totaling $14,160,170. On March 31, 2002, the Company will pay to WA Telcom the remainder of the Purchase Price totaling $5,339,830, less any amounts, not in excess of $1,350,000, owed to the Company by WA Telcom pursuant to the indemnification provisions of the NACT Purchase Agreement. A portion of the Purchase Price was paid by the Company from the proceeds of the sale of its Series B Preferred Stock, as more particularly described in Item 5 below.

         In addition to the Purchase Price, within ten (10) days after the date on which the Company files its annual report for the fiscal year ended December 31, 2001 with the Securities and Exchange Commission (the "SEC"), but in no event later than April 15, 2002, the Company will pay WA Telcom contingent consideration of (i) $2,437,500, if NACT's gross revenues for the year ended December 31, 2001 equal or exceed $34.0 million, and (ii) $2,437,500, if NACT has successfully deployed its voice over Internet protocol technology on or before September 30, 2001 according to the criteria specified in the NACT Purchase Agreement. The contingent consideration is also subject to adjustment as described in the NACT Purchase Agreement.

         The NACT Purchase Agreement contains representations, warranties and agreements customary for transactions similar to the NACT Stock Purchase and also includes indemnification provisions whereby each party thereto is obligated to indemnify the other for breaches of or inaccuracies in the representations and warranties set forth therein. NACT and WA Telcom have also agreed to share equally the fees, costs, expenses and damages specified in the NACT Purchase Agreement that may be incurred in connection with litigation involving NACT that is described in the NACT Purchase Agreement.

         At the time the Company acquired NACT, WA Telcom was operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code. The NACT Stock Purchase was approved by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, through entry of an order.

         The foregoing descriptions of the NACT Stock Purchase and the NACT Purchase Agreement are qualified in their entirety by reference to the NACT Purchase Agreement which is filed as Exhibit 2.1 to this Report.

Item 5. Other Events

         In addition, concurrent with the closing of the NACT Stock Purchase, the Company issued and sold to Telemate.Net Software, Inc., a Georgia corporation ("Telemate.Net"), an aggregate of $15.0 million of the Company's Series B Preferred Stock (the "Series B Preferred Stock") at a price of $20.00 per share pursuant to that certain Series B Preferred Stock Purchase Agreement between the Company and Telemate.Net dated May 4, 2001, as amended by the First Amendment thereto dated as of June 1, 2001, and as further amended by the Second Amendment thereto dated as of July 27, 2001 (as so amended, the "Series B Purchase Agreement").


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         On July 25, 2001, the Company filed with the Secretary of State of the
Sate of Minnesota a Certificate of Adoption of Resolutions to Establish Preferred Stock Series B. Pursuant to such certificate, the Series B Preferred Stock has the following rights and preferences:

         (a) each share of Series B Preferred Stock is entitled to receive cumulative cash dividends at a rate per annum of $2.00 per share of Series B Preferred Stock through December 31, 2001 and at a rate per annum of $3.00 per share of Series B Preferred Stock after December 31, 2001;

         (b) each share of Series B Preferred Stock is entitled to receive out of the assets of the Company prior to any distribution to the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), an amount equal to (x) in the event of the voluntary or involuntary dissolution of the Company on or prior to December 31, 2001, $20.00 per share of Series B Preferred Stock; and (y) in the event such dissolution occurs after December 31, 2001, $25.00 per share of Series B Preferred Stock, plus in each case accumulated but unpaid dividends and interest thereon;

         (c) each share of Series B Preferred Stock is entitled to receive $20 per share of Series B Preferred Stock plus accumulated but unpaid dividends and interest thereon if the Company exercises its right and option to redeem all of the outstanding Series B Preferred Stock on or prior to December 31, 2001, and $25 per share of Series B Preferred Stock plus accumulated but unpaid dividends and interest thereon if the holders thereof exercise their right and option on and after January 1, 2002 to cause the Company to redeem all the outstanding shares of Series B Preferred Stock; and

         (d) each share of Series B Preferred Stock (subject to certain limitations) may be converted at the option of the holder into approximately thirteen (13) shares of Common Stock.

         Pursuant to the Registration Rights Agreement dated July 27, 2001 between the Company and Telemate.Net (the "Registration Rights Agreement"), the shares of Series B Preferred Stock issued to Telemate.Net pursuant to the Series B Purchase Agreement and the shares of Common Stock issued or issuable upon conversion of such shares of Series B Preferred Stock are entitled to certain demand and "piggy-back" registration rights.

         In addition, upon the consummation of the NACT Stock Purchase and pursuant to a Security Agreement between the Company and Telemate.Net (the "Security Agreement"), the Company granted to Telemate.Net a second-priority security interest in the capital stock of NACT to secure the Company's obligation to redeem, under certain circumstances, the shares of the Series B Preferred Stock held by Telemate.Net.

         The shares of Series B Preferred Stock issued pursuant to the Series B Purchase Agreement were issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption set forth in Section 4(2) of the Securities Act.

         The descriptions contained herein of the Series B Purchase Agreement, the amendments thereto, the Registration Rights Agreement, the Certificate of Adoption of Resolutions to Establish Preferred Stock Series B and the Security Agreement are qualified in their entirety by reference to the full text of such documents which are filed as Exhibits to this Report.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                        Not required pursuant to Rule 3-05(b)(2)(i) of
                  Regulation S-X.

         (b)      Pro Forma Financial Information.

                        Not required pursuant to Rule 11-01(b)(2) and Rule
                  3-05(b)(2)(i) of Regulation S-X.

         (c)      Exhibits.

                  2.1      Stock Purchase Agreement dated as of June 4, 2001 between the Company and WA Telcom Products Co., Inc. (Certain of the exhibits and schedules to the NACT Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the SEC upon request.)(*)

                  4.1      Registration Rights Agreement entered into in connection with the
                           Series B Stock Purchase.

                  4.2      Certificate of Adoption of Resolutions to Establish Preferred Stock
                           Series B.

                  99.1     Series B Preferred Stock Purchase Agreement dated as of May 4, 2001 between the Company and Telemate.Net.(**)

                  99.2     First Amendment to the Series B Preferred Stock Purchase Agreement
                           dated as of June 1, 2001 between the Company and Telemate.Net.(***)

                  99.3     Second Amendment to the Series B Preferred Stock Purchase Agreement
                           dated as of July 27, 2001 between the Company and Telemate.Net.

                  99.4     Security Agreement entered into in connection with the Series B Stock
                           Purchase.

                  99.5     Subordination Agreement entered into in connection with the Series B
                           Stock Purchase.

                  99.6     Press release dated June 4, 2001. (*)

                  99.7     Press release dated July 30, 2001.

* Previously filed with the Company's Current Report on Form 8-K filed with the SEC on June 5, 2001.

** Previously filed with the Company's Current Report on Form 8-K filed with the SEC on May 16, 2001.

*** Previously filed with the Company's Current Report on Form 8-K/A filed with the SEC on June 5, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         VERSO TECHNOLOGIES, INC.


                         By: /s/ Juliet M. Reising
                            -------------------------------------------
                            Juliet M. Reising, Executive Vice President
                              and Chief Financial Officer

Dated: August 10, 2001


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                                  EXHIBIT INDEX

         2.1      Stock Purchase Agreement dated as of June 4, 2001 between the Company and WA Telcom Products Co., Inc. (Certain of the exhibits and schedules to the NACT Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the SEC upon request.)(*)

         4.1      Registration Rights Agreement entered into in connection with the
                  Series B Stock Purchase.

         4.2      Certificate of Adoption of Resolutions to Establish Preferred Stock
                  Series B.

         99.1     Series B Preferred Stock Purchase Agreement dated as of May 4, 2001 between the Company and Telemate.Net.(**)

         99.2     First Amendment to the Series B Preferred Stock Purchase Agreement
                  dated as of June 1, 2001 between the Company and Telemat.Net.(***)

         99.3     Second Amendment to the Series B Preferred Stock Purchase Agreement
                  dated as of July 27, 2001 between the Company and Telemate.Net.

         99.4     Security Agreement entered into in connection with the Series B Stock
                  Purchase.

         99.5     Subordination Agreement entered into in connection with the Series B
                  Stock Purchase.

         99.6     Press release dated June 4, 2001.(*)

         99.7     Press release dated July 30, 2001.

* Previously filed with the Company's Current Report on Form 8-K filed with the SEC on June 5, 2001.

** Previously filed with the Company's Current Report on Form 8-K filed with the SEC on May 16, 2001.

*** Previously filed with the Company's Current Report on Form 8-K/A filed with the SEC on June 5, 2001.